UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-23c-3

Notification of Repurchase Offer

Pursuant to Rule 23c-3 [17 CFR 270.23c-3]

1	Investment Company Act File Number: 811-23425 Date of Notification: June 11, 2025

2	Exact name of Investment Company as specified in registration statement: CIM Real Assets & Credit Fund

3	Address of principal executive office: (number, street, city, state, zip code) CIM REAL ASSETS & CREDIT FUND 4700 Wilshire Boulevard Los Angeles, CA 90010

4	Check one of the following:

	A.	☒	The notification pertains to a periodic repurchase offer under paragraph (b) of Rule 23c-3.

	B.	☐	The notification pertains to a discretionary repurchase offer under paragraph (c) of Rule 23c-3.

	C.	☐	The notification pertains to a periodic repurchase offer under paragraph (b) of Rule 23c-3 and a discretionary repurchase offer under paragraph (c) of Rule 23c-3.

By:	/s/ Barry Berlin
Barry N. Berlin
Chief Financial Officer & Treasurer

CIM Real Assets & Credit Fund Quarterly Shareholder Update

June 11, 2025

We are pleased to present our quarterly shareholder update for CIM Real Assets & Credit Fund (“CIM RACR,” or the “Fund”). CIM RACR is a continuously offered, closed-end interval fund registered under the Investment Company Act of 1940, as amended. The Fund primarily invests in credit (of both real assets and corporations) and real estate equity.

CIM RACR’s investment objective is to generate current income through cash distributions and preserve shareholders’ capital across various market cycles, with a secondary objective of capital appreciation.1

Since the Fund’s inception on May 4, 2020, CIM RACR’s Class I Common Shares have generated a cumulative total return of 25.72% as of May 31, 2025.

Comparison of the Change in Value of a $10,000 Investment

The performance data quoted above represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or repurchased, may be worth more or less than the original cost. The current performance may be lower or higher than performance data quoted.

Thank you for your investment in CIM RACR. If you have any questions, please contact the CIM Shareholder Relations team at 866.907.2653. We look forward to continuing our relationship for years to come.

Sincerely,

Steve Altebrando

1st Vice President, Portfolio Oversight

1.	There can be no assurance that the Fund will achieve its investment objective.

CIM RACR Portfolio Update I SHARES (IRACX)
May 31, 2025 | CIM Real Assets & Credit Fund (RACR) | Closed-End Interval Fund	CIMgroup.com/RACR

A multi-strategy income fund targeting attractive, tax-deferred distributions and lower volatility.

RACR targets a portfolio of 70% credit and 30% real asset equity,[1] which seeks to provide:

–	Income and appreciation potential

–	Potential tax-deferred distributions[2]

–	Potential for reduced volatility and correlation compared to other income alternatives

$22.25 Net Asset Value “NAV” 5/31/2025	4.61% Annualized Return Since Inception[3]	8.00% Annualized Distribution Rate[4]
4.20% Annualized Standard Deviation	0.56 Annualized Sharpe Ratio	-4.43% Maximum Drawdown

I Share Cumulative Total Returns (IRACX)
1.84% Year to Date	1.48% 1 Year	7.06% 3 Year	25.72% Since Inception

Performance quoted represents past performance. Past performance is not a guarantee or indicator of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month end, visit cimgroup.com or call 866.341.2653. Not all investors can invest in the Fund’s Class I share class; different share classes would have different returns. Total maximum operating expenses for fund class is 8.01%. The Fund’s net expenses, after fee waivers and/or expense reimbursement is 2.25%. The adviser has contractually agreed to waive fees and/or reimburse expenses through January 31, 2026.

Distribution Rate[4] vs. Max Drawdown (Since RACR Inception)[5]	Max Drawdown represents the largest % loss in value from peak to trough since RACR’s inception. A lower max drawdown indicates lower risk.

© 2025 Morningstar, Inc. All rights reserved. The information contained herein: (i) is proprietary to Morningstar and/or its content providers; (ii) may not be copied or distributed; and (iii) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. This is for illustrative purposes only and not indicative of any investment. An investment cannot be made directly in an index.

Source: Morningstar. From 5/5/20 - 5/31/25. Based on RACR’s I share. 1) Based on invested equity of RACR. 2) RACR generally invests in real estate through its REIT subsidiary; U.S. tax law permits individuals to deduct 20% of ordinary dividend income from REIT investments. In addition, cash flow from real estate investments may exceed taxable income because of non-cash depreciation expense deductions. This may result in return of capital distributions for investors. Return of capital distributions are not taxed in the current year, but instead reduce an investor’s tax basis in their shares, which results in both a deferral of tax until shares are sold or redeemed and a reduction of the tax rate to the long-term capital gains rate. When shares are received through inheritance, the heir’s tax basis of the shares is “stepped up” to fair market value, so heirs are never taxed on return of capital distributions received by the investor prior to death 3) I Shares Since Inception. Represents total return, net of sales charges. 4) The distribution rate is calculated as the distribution for a given month, multiplied by 12 (number of months in year) and divided by the NAV per share on 3/27/25. Depending on when an investor purchased their shares, the annualized distribution rate may be higher or lower. Based on current estimates, the Fund expects a portion of the distributions to be a return of capital. Please refer to the Fund’s most recent Section 19(a) notice available at www.cimgroup.com. There is no guarantee that investors will receive a distribution. 5) RACR inception date is 5/4/20; Morningstar data is available only from 5/5/20. See page 3 for additional disclosures and definitions.

This is neither an offer to sell nor a solicitation to purchase any security. Investors should consider the investment objectives, risks, charges and expenses of the CIM Real Assets & Credit Fund (“Fund”) carefully before investing. This and other information are contained in the Fund’s prospectus, which may be obtained by contacting your financial professional or visiting www.cimgroup.com. Please read the prospectus carefully before you invest.

NOT A DEPOSIT | NOT FDIC INSURED | NOT GUARANTEED BY ANY BANK | MAY LOSE VALUE | NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

CIM RACR Portfolio Update	www.cimgroup.com/RACR

CIM RACR Portfolio Update I SHARES (IRACX)

Tax Equivalent Distribution Rate[6] Due to RACR’s real estate allocation, a portion of the fund’s 8.0% distribution may reduce your cost basis, resulting in lower taxes.

–	Actual cash flow from real estate investments may exceed taxable income because of non-cash depreciation expense deductions.

–	Residents in a high income tax state such as California may see an additional 1% of tax equivalent rate.

9.8%

Tax Equivalent Distribution Rate

Based on the highest tax bracket and RACR’s return of capital (33%) since inception.7

Return	Pre-Tax	Tax Equivalent Distribution Rate Based on Federal Tax Rates (Assuming No State Tax)[8]
of Capital	Distribution	24%	36%	39%	41%
20%	8.0%	8.5%	8.9%	9.0%	9.1%
33%	8.0%	8.8%	9.5%	9.7%	9.8%
40%	8.0%	9.0%	9.8%	10.0%	10.2%

The information in this material is not to be construed as tax advice; please consult with a tax professional regarding specific tax consequences.

	# of Investments

70.4%	Real Asset Debt & Corporate Credit	101

16.2%	CMBS	19
8.4%	Real Asset Debt	7
12.2%	Senior Secured Middle Market Corporate Loans (MML)[10]	33
7.4%	Senior Secured Broadly Syndicated Corporate Loans (BSL)[11]	6
26.2%	CLO Debt, CLO Equity & CLO Warehouse	36

29.6%	Real Asset Equity	16

The calculation is provided for your information only and should not be used as the primary basis for making an investment decision. 6) The distribution rate is calculated as the distribution for a given month,multiplied by 12 (number of months in year) and divided by the NAV per share on 3/27/25. 7) Date of inception 5/4/20. 8) U.S. federal tax rates including Medicare surtax. Depending on when an investor purchased their shares,the annualized distribution rate may be higher or lower. Based on current estimates,the Fund expects a portion of the distributions to be a return of capital. Please refer to the Fund’s most recent Section 19(a) notice available at www.cimgroup.com. There is no guarantee that investors will receive a distribution.

Portfolio composition as of 3/31/25 and is subject to change. Portfolio composition does not include short-term investments. 9) Based on the net asset value divided by total fair value of the portfolio. 10) Includes a warrant received as part of a Middle Market Loan deal. 11) Includes the cash collateral posted for the total return swap.

CIM RACR Portfolio Update	www.cimgroup.com/RACR

CIM RACR Portfolio Update I SHARES (IRACX)

Fund Overview

Investment objective

CIM RACR’s investment objective is to generate current income and preserve shareholders’ capital across various market cycles, with a secondary objective of capital appreciation.

Share classes

$1 billion offering of Class I, Class C, Class A and Class L Shares

Class I Shares (IRACX Initial Offering Price: $25.00)

Minimum Investment

$2,500 Class C, Class A, Class L Shares

Class I Shares ($1,000,000 minimum which is currently being waived)

Advisor

CIM Capital IC Management, LLC | Advisor

CIM Capital SA Management, LLC | Sub-advisor – Real Assets

OFS Capital Management, LLC | Sub-advisor – Corporate Credit (OFS is an affiliate of CIM Group)

Management fee12

1.5% of NAV

15% incentive free on income (with quarterly 1.5% hurdle)

●	No incentive fee charged on asset appreciation
●	No additional subaccount fees

Limited Liquidity13

RACR offers to repurchase at least 5% of shares outstanding per quarter

Order processing

Purchased and redeemed electronically via ticker

All data as of 5/31/25, unless otherwise noted. Interval funds are generally suitable only for investors who can bear the risks associated with the limited liquidity of the fund and should be viewed as a long-term investment. There can be no assurance that any fund will meet its objectives. 12) Additional fees may apply. Please see the prospectus for more details. 13) If shareholders tender for repurchase more than 5% of the outstanding Shares,the Fund may, but is not required to, repurchase up to an additional 2% of the Fund’s outstanding Shares as of the date of the repurchase request deadline. If the Fund determines not to repurchase more than the repurchase offer amount,or if the Fund does determine to increase the amount but shareholders tender more than the repurchase offer amount plus 2% of the Fund’s outstanding Shares as of the date of the repurchase request deadline, then the Fund will repurchase Shares tendered on a pro rata basis based upon the number of Shares tendered by each shareholder.

Explanation of Certain Statistical Terms

Standard deviation: a statistical measure of the extent to which returns vary from the expected returns.

Sharpe ratio: the risk-adjusted measure calculated by using standard deviation and excess return to determine reward per unit of risk.

Maximum drawdown: represents the largest peak to trough decline since inception

Distribution rate: calculated by annualizing the most recent amount paid to investors and dividing the resulting amount by the fund’s NAV.

Distribution Rate vs Max Drawdown Chart

Index performance is shown for illustrative purposes only as (i) all indices referenced above are unmanaged,(ii) index performance does not reflect the expenses associated with active management of an actual portfolio (iii) the composition of each of the indices differs significantly from that of the portfolio of the Fund and (iv) investors cannot invest directly in an index. The performance data quoted above represents past performance. Past performance does not guarantee future results. The investment return and principle value of an investment will fluctuate so that an investor’s shares,when sold or repurchased,may be worth more or less than the original cost. The performance data does not reflect the deduction of taxes that a shareholder would pay on any fund distributions or the sale of fund shares. The current performance may be lower or higher than performance data quoted. Please visit the Fund’s website at https://www.cimgroup.com/public-investment-programs/current-public-programs/racr for performance data current to the most recent month-end. Credit Interval Funds: Peer group median of S&P 500 Credit interval funds,including Carlyle Tactical Private Credit I,CION Ares Diversified Credit I,Cliffwater Corporate Lending I,Cliffwater Enhanced Lending I,First Eagle Credit Opportunities I,and FS Credit Income I. Real Estate Interval Funds: Peer group median of S&P 500 real estate interval funds,Goldman Sachs Real Est Dive Inc I, PREDEX Fund Class I,Versus Capital Real Estate I, Bluerock Total Income+ Real Estate I, USQ Core Real Estate I, and Apollo Diversified Real Estate I. Publicly Traded BDCs: The S&P BDC Index is designed to track leading business development companies that trade on major U.S. exchanges. Bloomberg Agg: Bloomberg US Agg Total Return Value Unhedged USD is a broad based,market capitalization-weighted bond market index representing intermediate term investment grade bonds traded in the United States.

CIM RACR Portfolio Update	www.cimgroup.com/RACR

Consider These Risk Factors Before Investing

Investing in CIM Real Assets & Credit Fund (the “Fund”) involves risks, including the risk that shareholders may receive little or no return on their investment or that shareholders may lose part or all of their investment. Below is a summary of some of the principal risks of investing in the Fund. For a more complete discussion of the risks of investing in the Fund, see “Risks” in the Fund’s prospectus. Shareholders should consider carefully the following principal risks before investing in the Fund:

–	The current worldwide financial markets situation, as well as various social and political tensions in the United States and around the world (including wars and other forms of conflict, terrorist acts, security operations and catastrophic events such as fires, floods, earthquakes, tornadoes, hurricanes and global health epidemics), may contribute to increased market volatility, may have long term effects on the United States and worldwide financial markets, and may cause economic uncertainties or deterioration in the United States and worldwide. Any of the above factors could have a material adverse effect on the Fund’s business, financial condition, cash flows and results of operations and could cause the market value of the Common Shares to decline.

–	Unlike shares of most closed-end funds, the Common Shares are not listed on any securities exchange;

–	Although the Fund has a quarterly share repurchase program, there is no guarantee that an investor will be able to sell all of the Common Shares that the investor desires to sell. The Fund should therefore be considered to offer only limited liquidity;

–	The capital markets may experience periods of disruption and instability. Such market conditions may materially and adversely affect debt and equity capital markets, which may have a negative impact on the Fund’s business and operations;

–	If a shareholder is able to sell its Common Shares, the shareholder may receive less than its purchase price and the then current NAV per Common Share;

–	The Fund’s distributions may be funded from offering proceeds or borrowings, which may constitute a return of capital and reduce the amount of capital available to the Fund for investment. Although a return of capital will generally not be taxable to a shareholder, it would reduce the shareholder’s cost basis in the Common Shares and may result in higher capital gains taxes, or a lower capital loss, when Common Shares are sold. Any capital returned to shareholders through distributions will be distributed after payment of fees and expenses, as well as the sales load;

–	The Fund is exposed to the risks related to investments in real estate, including risks related to the performance of the real estate market;

–	Because the Fund has significant investments in the Real Estate industry, the Fund may experience more volatility and be exposed to greater risk than it would be if it held a more diversified portfolio;

–	The Fund’s investments in CMBS are subject to all of the risks of the underlying mortgage loans, including interest rate risk;
–	Certain of the Fund’s real estate investments are made through its REIT Subsidiaries, which are subject to regulatory requirements to qualify as a REIT. The failure of the Fund’s REIT Subsidiaries to qualify as REITs could have a negative impact on the Fund’s investment returns;

–	The Fund’s investments in second lien loans and unsecured loans are lower in priority of payment to Senior Secured Loans, they are subject to the additional risk;

–	The Fund’s investments in Broadly Syndicated Loans involve a number of significant risks;

–	The Fund’s investments in distressed credit investments have significant risk of loss, and the Fund’s efforts to protect its distressed credit investments may involve large costs and may not be successful;

–	The Fund’s credit and credit related investments will generally be in below investment grade instruments commonly referred to as “junk” or high-yield instruments and are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal;

–	The Fund’s credit and credit-related investments are subject to risk of covenant breach, which could jeopardize the borrower’s ability to meet its obligations under the debt or equity securities that the Fund holds.

–	The Fund is exposed to risks associated with changes in interest rates through its credit and credit-related investments. If interest rates fall, the Fund may not be able to generate income, and if interest rates rise, the Fund may incur more costs in connection with its use of leverage;

–	To qualify and remain eligible for the special tax treatment accorded to RICs and their shareholders under the Internal Revenue Code of 1986, as amended (the “Code”), the Fund must meet certain source-of-income, asset-diversification and annual distribution requirements, and failure to do so could result in the loss of RIC status.

–	Certain investments may be exposed to the credit risk of the counterparties with whom the Fund deals;

–	The valuation of securities or instruments that lack a central trading place (such as fixed-income securities or instruments) may carry greater risk than those that trade on an exchange;

–	The Fund has no fixed policy regarding portfolio maturity or duration. Holding long duration and long maturity investments will increase the Fund’s exposure to the credit and interest rate risks described above, including with respect to changes in interest rates through the Fund’s credit and credit-related investments as well as increased exposure to risk of loss;

–	The Fund has made and may continue to make investments internationally, including in emerging markets. Therefore, the Fund has risks relating to international and emerging markets investing. Such risks include, but are not limited to, currency risks, greater volatility, less liquidity, greater custodial risks, less developed legal, tax, regulatory, financial reporting, accounting, and recordkeeping systems and greater political, social, and economic instability.

Creating Value. Enhancing Communities.	2398 East Camelback Road, 4th Floor, Phoenix, Arizona 85016 866.341.2653 | www.cimgroup.com/racr

CCO Capital, LLC, Member FINRA/SIPC, is the exclusive wholesale marketing agent for CIM Real Assets & Credit Fund. Northern Lights Distributors, LLC (4221 North 203rd Street, Suite 100, Elkhorn, NE 68022, Member FINRA) is the distributor of CIM Real Assets & Credit Fund. CCO Capital and Northern Lights Distributors, LLC are not affiliated. ©2025 CCO Group

CIM 4537634
20250604-4551857

NOTICE OF QUARTERLY REPURCHASE OFFER

IF YOU OWN SHARES THROUGH A BROKER-DEALER, ADVISER OR OTHER FINANCIAL
INTERMEDIARY AND WISH TO TENDER SHARES, CONTACT YOUR BROKER-DEALER, ADVISER
OR OTHER FINANCIAL INTERMEDIARY.

If you do not wish to sell shares at this time, please disregard this Notice.

June 11, 2025

Dear CIM Real Assets & Credit Fund Shareholder:

The purpose of this Notice is to announce the quarterly repurchase offer (the “Repurchase Offer”) for CIM Real Assets & Credit Fund (the “Fund”). Quarterly repurchase offers provide shareholders with some liquidity. You will receive a notice similar to this once per quarter, in which the Fund will offer to repurchase shares of the Fund (“Shares”) only during each regularly scheduled quarterly repurchase offer.

The repurchase offer period will begin on June 11, 2025 and end on July 11, 2025. If you own Shares through a broker-dealer, adviser or other financial intermediary and wish to tender Shares, please ask your broker-dealer, adviser or other financial intermediary to submit a repurchase request for you.

Shareholders of the Fund’s Class C Shares who tender for repurchase Class C Shares during the first year following such shareholder’s initial purchase will be subject to an early withdrawal charge of 1.00% of the shareholder’s repurchase proceeds, payable to the Fund’s distributor. Class I, Class A and Class L Shares are not subject to an early withdrawal charge. Please refer to the attached Repurchase Offer for more information.

All Repurchase Request Forms must be completed in proper form and received by 4:00 p.m., Eastern Time, on July 11, 2025 to be effective.

For details of the offer, please refer to the attached Repurchase Offer document.

If you have questions, please call your financial adviser or the Shareholder Relations team at (866) 907-2653.

Sincerely,

CIM Real Assets & Credit Fund

REPURCHASE OFFER

1. The Repurchase Offer. CIM Real Assets & Credit Fund (the “Fund”) is offering to repurchase (the “Repurchase Offer”), for cash, up to five percent (5%) of its issued and outstanding shares (the “Shares”) of the Fund (Class I, Class C, Class A and Class L) at a price equal to the net asset value (“NAV”) of each Share class as of the close of regular business hours on the New York Stock Exchange on the Repurchase Pricing Date (defined below). The purpose of this offer is to provide a level of liquidity to shareholders since no secondary market exists for these Shares. This offer is not conditioned on the tender of any minimum number of Shares. This offer is made subject to the terms and conditions made in this Repurchase Offer and the Fund’s prospectus and statement of additional information.

2. Net Asset Value. On June 4, 2025, the NAV of the Class I Shares (IRACX) was $22.09 per Share, the NAV of the Class C Shares (RACRX) was $21.00 per Share, the NAV of the Class A Shares (ARACX) was $21.82 per Share and the NAV of the Class L Shares (LRACX) was $21.54 per Share. The NAV at which the Fund will repurchase Shares will not be calculated until the Repurchase Pricing Date (defined below). The NAV of each Share class can fluctuate. Therefore, the NAV on the Repurchase Pricing Date may be higher or lower than the NAV stated above or the date on which you return your Redemption Request Form. The NAV of any Share class as of any particular business day may be obtained by calling (866) 907-2653. The Shares are not traded on any organized market or securities exchange.

3. Repurchase Request Deadline. All Redemption Request Forms must be received in proper form by 4:00 p.m., Eastern Time, on July 11, 2025.

4. Repurchase Pricing Date. The repurchase price of a Share class will be the NAV as of the close of regular trading on the NYSE on the Repurchase Request Deadline (the “Repurchase Pricing Date”). This may be higher or lower than the NAV on the date on which you return your Redemption Request Form.

5. Payment for Shares Repurchased. The Fund expects to make payments for all Shares repurchased the day following the Repurchase Pricing Date. In any event, the Fund will pay repurchase proceeds within seven (7) calendar days from the Repurchase Pricing Date. The Fund will not charge a repurchase fee.

6. Increase in Number of Shares Repurchased/Pro Rata Purchase. If shareholders tender for repurchase more than five percent (5%) of the outstanding Shares, the Fund may, but is not required to, repurchase up to an additional two percent (2%) of the Fund’s outstanding Shares as of the date of the Repurchase Request Deadline. If the Fund determines not to repurchase more than the repurchase offer amount, or if shareholders tender more than the repurchase offer amount plus 2% of the Fund’s outstanding Shares as of the date of the Repurchase Request Deadline, then the Fund will repurchase Shares tendered on a pro rata basis based upon the number of Shares tendered by each shareholder. However, the Fund may accept all Shares tendered for repurchase by shareholders who own less than 100 Shares and who tender all of their Shares, before prorating other amounts tendered. With respect to any required minimum distributions from an IRA or other qualified retirement plan, it is the obligation of the shareholder to determine the amount of any such required minimum distribution and to otherwise satisfy the required minimum.

There can be no assurance that the Fund will be able to repurchase all Shares that each shareholder has tendered, even if all the Shares in a shareholder’s account are tendered. In the event of an oversubscribed offer, you may not be able to tender all Shares that you wish to tender and may have to wait until the next quarterly repurchase offer to make another repurchase request. Subsequent repurchase requests will not be given priority over other shareholder requests. You may be subject to NAV fluctuation during the period between quarterly redemption offers.

7. Withdrawal or Modification. Tenders of Shares may be withdrawn or modified at any time prior to 4:00 p.m., Eastern Time, on the Repurchase Request Deadline.

2

8. Suspension or Postponement of Repurchase Offer. The Fund may suspend or postpone this Repurchase Offer only by a vote of a majority of the members of the trustees, including a majority of the independent trustees, and only in the following limited circumstances:

●	If making or effecting the repurchase would cause the Fund to lose its status as a regulated investment company under Subchapter M of the Internal Revenue Code;

●	For any period during which the New York Stock Exchange or any market on which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted;

●	For any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; and

●	For such other periods that the U.S. Securities and Exchange Commission may by order permit for the protection of shareholders of the Fund.

9. CERTAIN U.S. FEDERAL INCOME TAX CONSEQUENCES. Shareholders should consult their tax advisors regarding the specific tax consequences, including state and local tax consequences, of a repurchase of their shares. Special tax rules apply to shares repurchased from retirement plan accounts. A repurchase of shares pursuant to the Repurchase Offer will be treated as a taxable sale or exchange of the shares if the tender (i) completely terminates the shareholder’s interest in the Fund, (ii) is treated under the Internal Revenue Code as a distribution that is “substantially disproportionate” with respect to the shareholder or (iii) is treated under the Internal Revenue Code as a distribution that is “not essentially equivalent to a dividend.” A “substantially disproportionate” distribution generally requires a reduction of more than 20% in the shareholder’s proportionate interest in the Fund after all shares are tendered. A distribution “not essentially equivalent to a dividend” requires that there be a “meaningful reduction” in the shareholder’s interest, which should be the case if the shareholder has a minimal interest in the Fund, exercises no control over Fund affairs and suffers a reduction in his or her proportionate interest. The Fund intends to take the position that tendering shareholders will qualify for sale or exchange treatment. If the transaction is so treated, any recognized gain or loss will be treated as a capital gain or loss by shareholders who hold their shares as a capital asset and as a long-term capital gain or loss if such shares have been held for more than twelve months. If the transaction is not treated as a sale or exchange for tax purposes, the amount received upon a repurchase of shares will consist in whole or in part of ordinary dividend income, a return of capital or capital gain, depending on the Fund’s earnings and profits for its taxable year and the shareholder’s basis in the shares. In addition, if any amounts received are treated as a dividend to tendering shareholders, a constructive dividend may be received by nontendering shareholders whose proportionate interest in the Fund has been increased as a result of the tender.

10. Early Withdrawal Charges on Class C Shares. Shareholders of the Fund’s Class C Shares who tender for repurchase Class C Shares during the first year following such shareholder’s initial purchase will be subject to an early withdrawal charge of 1.00% of the shareholder’s repurchase proceeds, payable to the Fund’s distributor. The Distributor may waive the imposition of the early withdrawal charge in the following situations: (1) shareholder death or (2) shareholder bankruptcy. The early withdrawal charge may also be waived in connection with a number of additional circumstances, including the following repurchases of shares held by employer sponsored benefit plans: (i) repurchases representing returns of excess contributions to such plans. Any such waiver does not imply that the early withdrawal charge will be waived at any time in the future or that such early withdrawal charge will be waived for any other shareholder. For any waiver request, notification must be made in conjunction with the tender request. If it is not, we reserve the right not to waive. Class I, Class A and Class L Shares are not subject to an early withdrawal charge. The Fund’s distributor is Northern Lights Distributors, LLC located at 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022.

3

11. Documents in Proper Form. All questions as to validity, form, eligibility (including time and receipt) and acceptance of tenders of Shares will be determined by the Fund in its sole discretion. The determination by the Fund shall be final and binding. The Fund reserves the absolute right to reject any or all tenders of Shares (even if such tenders are determined to be in good and proper form) and to refuse to accept for payment, purchase, or to pay for any Shares if, in the opinion of Fund’s counsel, accepting, purchasing or paying for such Shares would be unlawful. The Fund also reserves the absolute right to waive any of the conditions of this offer or any defect in any tender of Shares, whether generally or with respect to any particular Shares or shareholders. The Fund’s interpretations of the terms and conditions of this offer shall be final and binding. Unless waived, any defects or irregularities in connection with tenders of Shares must be corrected within such times as the Fund shall, in its absolute discretion, decide. Tenders of Shares will not be deemed to have been made until any defects or irregularities have been corrected or waived.

None of the Fund, the Fund’s investment adviser, the Fund’s transfer agent, the Fund’s distributor, or any other person or entity is or will be obligated to give notice of any defects or irregularities in tenders, nor shall any of them incur any liability for failure to give any such notice.

None of the Fund, the Fund’s investment adviser, the Fund’s transfer agent, or the Fund’s distributor is or will be obligated to ensure that any broker-dealer, adviser or other financial intermediary through which your Shares may be held or registered, submits to you this Repurchase Offer or submits your tender of Shares to the Fund on your behalf.

Neither the Fund nor its Board of Trustees makes any recommendation to any shareholder as to whether to tender or refrain from tendering Shares. Each shareholder must make an independent decision as to whether or not to tender Shares and, if so, how many Shares to tender.

No person has been authorized to make any recommendation on behalf of the Fund as to whether shareholders should tender Shares pursuant to this offer. No person has been authorized to give any information or to make any representations in connection with this offer other than those contained herein or contained in the Fund’s prospectus or statement of additional information. If given or made, such recommendation and such information and representation may not be relied upon as having been authorized by the Fund.

If you have questions, please call your financial adviser or the Shareholder Relations team at (866) 907-2653.

4

NOTICE OF QUARTERLY REPURCHASE OFFER

If you do not wish to sell shares at this time, please disregard this Notice.

June 11, 2025

Dear CIM Real Assets & Credit Fund Shareholder:

The purpose of this Notice is to announce the quarterly repurchase offer (the “Repurchase Offer”) for CIM Real Assets & Credit Fund (the “Fund”). Quarterly repurchase offers provide shareholders with some liquidity. You will receive a notice similar to this once per quarter, in which the Fund will offer to repurchase shares of the Fund (“Shares”) only during each regularly scheduled quarterly repurchase offer.

The repurchase offer period will begin on June 11, 2025 and end on July 11, 2025.

Shareholders of the Fund’s Class C Shares who tender for repurchase Class C Shares during the first year following such shareholder’s initial purchase will be subject to an early withdrawal charge of 1.00% of the shareholder’s repurchase proceeds, payable to the Fund’s distributor. Class I, Class A and Class L Shares are not subject to an early withdrawal charge. Please refer to the attached Repurchase Offer for more information.

All Repurchase Request Forms must be completed in proper form and received by 4:00 p.m., Eastern Time, on July 11, 2025 to be effective.

For details of the offer, please refer to the attached Repurchase Offer document.

If you have questions, please call your financial adviser or the Shareholder Relations team at (866) 907-2653.

Sincerely,

CIM Real Assets & Credit Fund

REPURCHASE OFFER

1. The Repurchase Offer. CIM Real Assets & Credit Fund (the “Fund”) is offering to repurchase (the “Repurchase Offer”), for cash, up to five percent (5%) of its issued and outstanding shares (the “Shares”) of the Fund (Class I, Class C, Class A and Class L) at a price equal to the net asset value (“NAV”) of each Share class as of the close of regular business hours on the New York Stock Exchange on the Repurchase Pricing Date (defined below). The purpose of this offer is to provide a level of liquidity to shareholders since no secondary market exists for these Shares. This offer is not conditioned on the tender of any minimum number of Shares. This offer is made subject to the terms and conditions made in this Repurchase Offer and the Fund’s prospectus and statement of additional information.

2. Net Asset Value. On June 4, 2025, the NAV of the Class I Shares (IRACX) was $22.09 per Share, the NAV of the Class C Shares (RACRX) was $21.00 per Share, the NAV of the Class A Shares (ARACX) was $21.82 per Share and the NAV of the Class L Shares (LRACX) was $21.54 per Share. The NAV at which the Fund will repurchase Shares will not be calculated until the Repurchase Pricing Date (defined below). The NAV of each Share class can fluctuate. Therefore, the NAV on the Repurchase Pricing Date may be higher or lower than the NAV stated above or the date on which you return your Redemption Request Form. The NAV of any Share class as of any particular business day may be obtained by calling (866) 907-2653. The Shares are not traded on any organized market or securities exchange.

3. Repurchase Request Deadline. All Redemption Request Forms must be received in proper form by 4:00 p.m., Eastern Time, on July 11, 2025.

4. Repurchase Pricing Date. The repurchase price of a Share class will be the NAV as of the close of regular trading on the NYSE on the Repurchase Request Deadline (the “Repurchase Pricing Date”). This may be higher or lower than the NAV on the date on which you return your Redemption Request Form.

5. Payment for Shares Repurchased. The Fund expects to make payments for all Shares repurchased the day following the Repurchase Pricing Date. In any event, the Fund will pay repurchase proceeds within seven (7) calendar days from the Repurchase Pricing Date. The Fund will not charge a repurchase fee.

6. Increase in Number of Shares Repurchased/Pro Rata Purchase. If shareholders tender for repurchase more than five percent (5%) of the outstanding Shares, the Fund may, but is not required to, repurchase up to an additional two percent (2%) of the Fund’s outstanding Shares as of the date of the Repurchase Request Deadline. If the Fund determines not to repurchase more than the repurchase offer amount, or if shareholders tender more than the repurchase offer amount plus 2% of the Fund’s outstanding Shares as of the date of the Repurchase Request Deadline, then the Fund will repurchase Shares tendered on a pro rata basis based upon the number of Shares tendered by each shareholder. However, the Fund may accept all Shares tendered for repurchase by shareholders who own less than 100 Shares and who tender all of their Shares, before prorating other amounts tendered. With respect to any required minimum distributions from an IRA or other qualified retirement plan, it is the obligation of the shareholder to determine the amount of any such required minimum distribution and to otherwise satisfy the required minimum.

There can be no assurance that the Fund will be able to repurchase all Shares that each shareholder has tendered, even if all the Shares in a shareholder’s account are tendered. In the event of an oversubscribed offer, you may not be able to tender all Shares that you wish to tender and may have to wait until the next quarterly repurchase offer to make another repurchase request. Subsequent repurchase requests will not be given priority over other shareholder requests. You may be subject to NAV fluctuation during the period between quarterly redemption offers.

7. Withdrawal or Modification. Tenders of Shares may be withdrawn or modified at any time prior to 4:00 p.m., Eastern Time, on the Repurchase Request Deadline.

8. Suspension or Postponement of Repurchase Offer. The Fund may suspend or postpone this Repurchase Offer only by a vote of a majority of the members of the trustees, including a majority of the independent trustees, and only in the following limited circumstances:

●	If making or effecting the repurchase would cause the Fund to lose its status as a regulated investment company under Subchapter M of the Internal Revenue Code;

●	For any period during which the New York Stock Exchange or any market on which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted;

●	For any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; and

●	For such other periods that the U.S. Securities and Exchange Commission may by order permit for the protection of shareholders of the Fund.

9. CERTAIN U.S. FEDERAL INCOME TAX CONSEQUENCES. Shareholders should consult their tax advisors regarding the specific tax consequences, including state and local tax consequences, of a repurchase of their shares. Special tax rules apply to shares repurchased from retirement plan accounts. A repurchase of shares pursuant to the Repurchase Offer will be treated as a taxable sale or exchange of the shares if the tender (i) completely terminates the shareholder’s interest in the Fund, (ii) is treated under the Internal Revenue Code as a distribution that is “substantially disproportionate” with respect to the shareholder or (iii) is treated under the Internal Revenue Code as a distribution that is “not essentially equivalent to a dividend.” A “substantially disproportionate” distribution generally requires a reduction of more than 20% in the shareholder’s proportionate interest in the Fund after all shares are tendered. A distribution “not essentially equivalent to a dividend” requires that there be a “meaningful reduction” in the shareholder’s interest, which should be the case if the shareholder has a minimal interest in the Fund, exercises no control over Fund affairs and suffers a reduction in his or her proportionate interest. The Fund intends to take the position that tendering shareholders will qualify for sale or exchange treatment. If the transaction is so treated, any recognized gain or loss will be treated as a capital gain or loss by shareholders who hold their shares as a capital asset and as a long-term capital gain or loss if such shares have been held for more than twelve months. If the transaction is not treated as a sale or exchange for tax purposes, the amount received upon a repurchase of shares will consist in whole or in part of ordinary dividend income, a return of capital or capital gain, depending on the Fund’s earnings and profits for its taxable year and the shareholder’s basis in the shares. In addition, if any amounts received are treated as a dividend to tendering shareholders, a constructive dividend may be received by nontendering shareholders whose proportionate interest in the Fund has been increased as a result of the tender.

10. Early Withdrawal Charges on Class C Shares. Shareholders of the Fund’s Class C Shares who tender for repurchase Class C Shares during the first year following such shareholder’s initial purchase will be subject to an early withdrawal charge of 1.00% of the shareholder’s repurchase proceeds, payable to the Fund’s distributor. The Distributor may waive the imposition of the early withdrawal charge in the following situations: (1) shareholder death or (2) shareholder bankruptcy. The early withdrawal charge may also be waived in connection with a number of additional circumstances, including the following repurchases of shares held by employer sponsored benefit plans: (i) repurchases representing returns of excess contributions to such plans. Any such waiver does not imply that the early withdrawal charge will be waived at any time in the future or that such early withdrawal charge will be waived for any other shareholder. For any waiver request, notification must be made in conjunction with the tender request. If it is not, we reserve the right not to waive. Class I, Class A and Class L Shares are not subject to an early withdrawal charge. The Fund’s distributor is Northern Lights Distributors, LLC located at 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022.

11. Documents in Proper Form. All questions as to validity, form, eligibility (including time and receipt) and acceptance of tenders of Shares will be determined by the Fund in its sole discretion. The determination by the Fund shall be final and binding. The Fund reserves the absolute right to reject any or all tenders of Shares (even if such tenders are determined to be in good and proper form) and to refuse to accept for payment, purchase, or to pay for any Shares if, in the opinion of Fund’s counsel, accepting, purchasing or paying for such Shares would be unlawful. The Fund also reserves the absolute right to waive any of the conditions of this offer or any defect in any tender of Shares, whether generally or with respect to any particular Shares or shareholders. The Fund’s interpretations of the terms and conditions of this offer shall be final and binding. Unless waived, any defects or irregularities in connection with tenders of Shares must be corrected within such times as the Fund shall, in its absolute discretion, decide. Tenders of Shares will not be deemed to have been made until any defects or irregularities have been corrected or waived.

None of the Fund, the Fund’s investment adviser, the Fund’s transfer agent, the Fund’s distributor, or any other person or entity is or will be obligated to give notice of any defects or irregularities in tenders, nor shall any of them incur any liability for failure to give any such notice.

None of the Fund, the Fund’s investment adviser, the Fund’s transfer agent, or the Fund’s distributor is or will be obligated to ensure that any broker-dealer, adviser or other financial intermediary through which your Shares may be held or registered, submits to you this Repurchase Offer or submits your tender of Shares to the Fund on your behalf.

Neither the Fund nor its Board of Trustees makes any recommendation to any shareholder as to whether to tender or refrain from tendering Shares. Each shareholder must make an independent decision as to whether or not to tender Shares and, if so, how many Shares to tender.

No person has been authorized to make any recommendation on behalf of the Fund as to whether shareholders should tender Shares pursuant to this offer. No person has been authorized to give any information or to make any representations in connection with this offer other than those contained herein or contained in the Fund’s prospectus or statement of additional information. If given or made, such recommendation and such information and representation may not be relied upon as having been authorized by the Fund.

If you have questions, please call your financial adviser or the Shareholder Relations team at (866) 907-2653.

REPURCHASE REQUEST FORM

MUST BE RECEIVED BY 4:00 P.M., EASTERN TIME, FRIDAY,

JULY 11, 2025

CIM REAL ASSETS & CREDIT FUND

Regular Mail: CIM Real Assets & Credit Fund Investment Processing Department c/o DST Systems, Inc. P.O. Box 219312 Kansas City, MO 64121	Overnight Mail: CIM Real Assets & Credit Fund c/o DST Systems, Inc. 801 Pennsylvania Ave. Kansas City, MO 64105

Please accept this tender of Shares as designated below for repurchase at a price equal to their net asset value on the Repurchase Pricing Date.

I understand that this quarterly repurchase offer is limited to five percent (5%) of the Fund’s outstanding Shares and, that, if the offer is oversubscribed, the Fund may not purchase the full amount of the Shares that I am requesting, in which case the Fund will repurchase Shares on a pro rata basis.

I understand that unless this form is submitted to the Fund in good order and free from error on or before the time and date specified above, that the Fund will not be able to honor a request for repurchase of Shares pursuant to this Repurchase Offer.

For Class C Shareholders Only - I understand that tenders of Class C Shares (RACRX) for repurchase within one year (365 days) of the purchase date of such Class C Shares will be subject to a 1.00% early withdrawal charge, payable to the Fund’s distributor out of repurchase proceeds.

Name(s) of Registered Shareholders:

Account Number:

Daytime Telephone Number:

Shares Tendered (check only ONE option and fill in number or dollar amount as appropriate):

Class of Shares to be tendered: Class I Shares (IRACX): _____ Class C Shares (RACRX): _____ Class A Shares (ARACX): _____ Class L Shares (LRACX): _____

(if tendering more than one Share class, please submit a separate form for each Share class)

Full Tender:	Please tender all Shares in my account.

Partial Tender:	Please tender _______ Shares from my account.

Dollar Amount:	Please tender enough Shares to net $ _______.

Payment and Delivery Instructions:

[  ] Unless alternative instructions are given below, the check will be issued to the name(s) of the registered shareholders and mailed to the address of record.

Alternative mailing instructions:

[  ] Electronically deposited by ACH to my bank. (A voided check is required.)

Payee or Account Name	Account Number

Medallion Signature Guarantee may be required if (i) repurchase offers are greater than or equal to $100,000; (ii) proceeds of the repurchase are to be made payable via check to someone other than the registered accounts owner; or (iii) proceeds are to be made payable as the account is registered but mailed to an address other than the address of record on the account. Please contact the Fund at (866) 907-2653 to determine if a Medallion Signature Guarantee is necessary for your repurchase.

Signature:	Date:

Signature Guarantee:

ALL signatures MUST be guaranteed by an employee of a member firm of a regional or national securities exchange or of the Financial Industry Regulatory Authority, Inc., by an employee of a commercial bank or trust company having an office, branch or agency in the United States or any other “eligible guarantor institution” as that term is defined in Rule 17Ad-15(a)(2) of the Securities Exchange Act of 1934.

Signature Guaranteed By: